                                 APPENDIX NO. 2
                                     TO THE
                       CONFIGURABLE POSTSCRIPT INTERPRETER
                              OEM LICENSE AGREEMENT
                                     BETWEEN
                           ADOBE SYSTEMS INCORPORATED
                                       AND
                        AMIABLE TECHNOLOGIES INCORPORATED

                        Effective Date: February 7, 1997

                   Name of CPSI Application: PowerMac Platform

This Appendix No. 2 (the "Appendix") sets forth additional and different terms and conditions particular to the Licensed System described below and shall be incorporated by reference into the Configurable PostScript Interpreter OEM License Agreement ("Agreement") between Amiable Technologies Incorporated ("OEM") and Adobe Systems Incorporated ("Adobe") effective as of February 7, 1997. Such different or additional terms are applicable only to the Licensed System described below and in no way alter the terms and conditions applicable to other Licensed Systems incorporated into the Agreement by addition of an appendix.

All the terms used in this Appendix shall retain the same meaning as defined in the Agreement and such definitions are incorporated herein by reference.

A. Description of CPSI Application:

      (1) Single Device Driver Version of the CPSI Application, PhotoPrint (or Remarketers brand version), is the PowerMac version of Adobe Software that has been integrated with the OEM Application software as a raster image processor
(RIP) server application with bundled drivers to drive various Designated Output Devices, but with the End User having the ability to choose to drive one type of Designated Output Device only.

      (2) Multiple Device Driver Version of the CPSI Application, PhotoPrint (or Remarketers brand version), is the PowerMac version of Adobe Software that has been integrated with the OEM Application software as a raster image processor
(RIP) server application with bundled drivers to drive various Designated Output Devices, and with the End User having the ability to drive any of the Designated Output Devices.

B. Description of Computer System:

      (1) One PowerMac workstation with Macintosh OS version 7.5 operating system software and a minimum of 16 megabytes of memory and 200 megabytes of local disk space.


APPENDIX NO. 2 Amiable Technologies Inc.                                       1
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      (2) One or more Designated Output Devices from the following set:

          (i) Wide-Format Devices             (ii) Low End Inkjet Devices
          Encad Novajet Pro                   HP Inkjet (SRP < $1000)
          Encad NovaCut                       Epson Inkjet (SRP < $1000)
          Calcomp ComJet                      Canon Inkjet (SRP <$1000)
          HP 350C                             Apple Inkjet (SRP <$1000)
          HP 750C
          Roland CamJet
          Graphtek SignJet Pro
          Mutoh Spectrajet
          Epson StyleWriter Pro

OEM may use the CPSI Application to generate output from devices other than those listed in this paragraph only within OEM's internal development group and only for testing purposes within that group. New devices must be added to this Appendix by an addendum before OEM may install such devices for use with the CPSI Application outside the development group. If OEM wishes to add any other device, it must first submit such device to testing in accordance with Paragraph
3.8.1 ("OEM Testing") and supply Adobe with the testing results. Adobe will conduct a review of the test results in accordance with Paragraph 3.8.2 ("Adobe Certification") of the Agreement and will determine whether to accept such device for use with the CPSI Application or reject it pending further testing and verification under the provisions in Paragraph 3.8.2. If such additional device is accepted by Adobe as a Designated Output Device, Adobe will prepare an addendum to this Appendix and forward to OEM for execution. OEM shall authorize use of the CPSI Application to generate output only on devices that have been approved by Adobe in accordance with the provisions as described in this Section.

OEM shall use the same procedure set out in the above paragraph for adding new versions or revisions of its CPSI Application for its product line, and shall provide Adobe with test results run on the new version or revision with the output from an existing and approved Designated Output Device. OEM shall not begin distributing, or allow a Remarketer, if any, to begin distributing any new version or revision of its CPSI Application for its product line, as described in this Appendix, until the new version or revision has been accepted by Adobe in accordance with Paragraph 3.8.2 ("Adobe Certification") of the Agreement.

OEM may upgrade the Computer System to the latest version of both the hardware platform and the software platform supplied by manufacturer or a supplier that provides a compatible computer system after completion of Milestone #(12) in Section F ("Development Schedule and Testing Expectations") of this Appendix, provided that the upgraded Computer System is object code compatible with the original Computer System described in this Section B. In the event that incompatibilities are introduced by hardware or software vendor(s), OEM may notify Adobe of such incompatibilities. Adobe will assess these incompatibilities and, if necessary, OEM will upgrade the OEM-Loaned Equipment to the upgraded Computer System. Adobe will communicate the results of this assessment to the OEM. If agreed to by Adobe, upgrades to the Adobe Software made by Adobe at OEM's request for incompatibilities introduced outside of the Computer System described in this Section B, will be provided under the terms of a Continuing Support Agreement or at Adobe's current consulting rates and under applicable terms. OEM may not distribute an upgraded Computer System that is not object code compatible with the original Computer System without first submitting such upgrade to testing and acceptance in accordance with Paragraph
3.8 ("Testing") of the Agreement.


APPENDIX NO. 2 Amiable Technologies Inc.                                       2

C. Licensed System: The Licensed System is comprised of the following components:

      o     The CPSI Application Object with software options supplied by OEM;
      o Coded Font Programs as described in Sections J and may optionally include those described in Section K herein; and
      o One Designated Output Device(s) as described in Section B(2), including any device drivers, cables, multiplexers, accelerator cards or image buffers necessary to make the Designated Output Device function. A Licensed System may drive two (2) or more Designated Output Devices provided that OEM shall pay Adobe the Licensed Use Royalty based on the Multiple Device Driver Version as described in Section I(3) and Schedule 2.

D. Adobe Development Environment:

The Adobe Development Environment is the specific computer environment in which Adobe has developed and tested the Adobe Software and which is defined below:

      (1) Hardware platform: One Power Macintosh workstation with a minimum of 16 megabytes of memory and 200 megabytes of local disk space.

      (2) Software platform: Macintosh OS version 7.5

E. Adobe Deliverables:

      (1) Adobe Software: As described in Exhibit A ("Description of Adobe Software") to the Agreement and in the PostScript Language Reference Manual, Second Edition, printed in English by Addison-Wesley and current as of April 1991. See also the Adobe-supplied Configurable PostScript Interpreter Functional Specification. Adobe Software will be delivered on CD ROM media.

      (2) Demonstration Program(s): The Demonstration Program(s) will be in "C" language source form and will provide OEM with an example of how to use the Adobe Software described in Exhibit A ("Description of Adobe Software") of the Agreement to interpret PostScript language programs and produce raster output. See also the Adobe-supplied Configurable PostScript Interpreter Functional Specification. The Demonstration Program(s) will be delivered with the Adobe Software.

      (3) Other Adobe-Supplied Software: None.

      (4) Documentation: The Documentation, as described below, will be delivered on CD-ROM media.

            a.    PostScript Language Addendum Template

            b.    CPSI Read Me First!

            c.    CPSI Demonstration Software Guide


APPENDIX NO. 2 Amiable Technologies Inc.                                       3
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            d.    CPSI Developer's Guide Companion (includes Functional
                  Specifications)

            e.    Supplement to the PostScript Language Reference Manual

All of the above specified Documentation is to be used internally solely for the purpose of developing a Licensed System and is to be treated as confidential information of Adobe and subject to Paragraph 2.1.7 ("Nondisclosure") of the Agreement. The PostScript Language Addendum Template supplied by Adobe hereunder is to be used by OEM solely as a guide for customizing and creating the PostScript Language Addendum for this Licensed System. The only Documentation which OEM is permitted to distribute to its End User customers is the PostScript Language Addendum with the content written by OEM and approved by Adobe.

      (5) Coded Font Programs: The Roman Initial Installation Coded Font Programs listed in Section J ("Roman Initial Installation Coded Font Programs") and the Roman Additional Coded Font Programs listed in Section K(1) ("Roman Additional Coded Font Programs") will be delivered on the Adobe Software distribution medium. The Coded Font Programs for Japanese Typefaces listed in Section K(2) ("Coded Font Programs for Japanese Typefaces") will be delivered on mutually agreeable distribution media.

      (6) PostScript Product Certification Test Suite: The PostScript Product Certification Test Suite with instructions will be provided to OEM to enable OEM to conduct and certify conformance testing in accordance with Paragraph 3.8 ("Testing") of the Agreement.

F. Development Schedule and Testing Expectations:

Milestone Description                                     Schedule*

#(1) OEM returns the signed Appendix No. 2 to             ASAP
Adobe and Adobe executes this Appendix.

#(2) (a) OEM pays Adobe the [information redacted]##      (a) Simultaneous with
License Fee described in Section H, and (b) OEM           #(1), and (b) shall be due
pays Adobe the [information redacted]## Advance           on January 30, 1997
Against Royalties described in Section I(1).

#(3) OEM accepts the Adobe-supplied                       Simultaneous with #(1)
Configurable PostScript Interpreter Functional
Specification as the functional description of the
Adobe Software.

#(4) Adobe provides the Adobe Software and all            #(3) + 1 week
other Adobe Deliverables to OEM. (Note: No Adobe
Deliverables will be supplied to OEM prior to
completion of #(1), (2) and (3) above.)


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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


APPENDIX NO. 2 Amiable Technologies Inc.                                       4

#(5) OEM and Adobe cooperatively conduct product          At least 1 month prior to
design review to (i) identify features or functionality   #(9)
reasonably expected by End Users of products
incorporating Adobe PostScript technology; (ii)
eliminate or modify product features anticipated to
cause difficulty in implementation, product
certification or normal use by an End User; (iii) agree
upon a License Management Mechanism and (iv)
agree upon a color calibration methodology for each
Designated Output Device.

#(6) OEM provides to Adobe completed Software             In accordance with
RIP Development Checklist (attached as Schedule 1         Paragraph 3.8
hereto) and a copy of draft PPD File in electronic        ("Testing") of the
form and the draft PostScript Language Addendum           Agreement
for review by Adobe.

#(7) Adobe provides OEM with the most current             #(6) + 2 weeks
version of the PostScript Product Certification Test
Suite and with a test plan indicating which files of
the PostScript Product Certification Test Suite need
to be run and which require hardcopy print out.

#(8) OEM notifies Adobe when it begins its testing        No earlier than #(9)
cycle with the PostScript Product Certification Test
Suite.

#(9) OEM provides Adobe with at least 30 days             30 days prior to delivery
advance written notice of the anticipated delivery        of OEM test results to
date of OEM test results to Adobe for review.             Adobe

#(10) OEM runs designated files from the PostScript       At OEM's discretion but
Product Certification Test Suite in accordance with       consistent with the
the Adobe-supplied test plan and provides OEM test        delivery date identified
results, the log files, the final version of the PPD      in #(9)
Files and the final version of the PostScript Language
Addendum to Adobe.

#(11) Adobe performs certification. (Note: No             In accordance with
additional Adobe testing will be conducted unless         Paragraph 3.8.2 ("Adobe
Adobe requires further testing. Reference                 Certification") of the
Paragraph 3.8.2 ("Adobe Certification") of the            Agreement
Agreement for payments due to Adobe for initial
and subsequent retesting by Adobe.)


APPENDIX NO. 2 Amiable Technologies Inc.                                       5

#(12) Adobe provides OEM with written certification       In accordance with
of Licensed System prior to first commercial              Paragraph 3.8.2 ("Adobe
shipment.                                                 Certification") of the
                                                          Agreement

      *For the purposes of determining milestone dates, Adobe is closed between December 15 and January 2 and milestone calculations must exclude these days.

In the event that OEM-Loaned Equipment is required to be provided to Adobe hereunder and fails and becomes unusable for the testing of the CPSI Application Object, Adobe will notify OEM by telephone, or fax, or e-mail within one (1) business day of that failure. OEM will use its best efforts to restore the OEM-Loaned Equipment to operational condition. If the OEM-Loaned Equipment becomes unusable for testing of the CPSI Application Object prior to completion of independent Adobe testing, Adobe will not be able to perform quality assurance testing in a timely manner during this period and the schedule will be deemed to have been extended by the number of days the OEM-Loaned Equipment was unavailable to Adobe for testing.

G. OEM-Loaned Equipment:

Adobe may require two (2) complete Licensed Systems, or access to such Licensed Systems as described in Section C of this Appendix. If such equipment is necessary, Adobe will give OEM sixty (60) days prior notice of such requirement. OEM will also provide an initial supply of consumables and make provision for additional required consumables and maintenance services for the OEM-Loaned Equipment during the term of this Appendix, including any required Computer System.

The OEM-Loaned Equipment is being supplied to Adobe for the purpose of testing the CPSI Application Object for use with the Licensed System and for testing and reference purposes when evaluating draft PPD Files and PostScript Language Addendum. Following Adobe testing and acceptance of the CPSI Application Object, and for as long as Adobe is providing testing, warranty or Continuing Support services, at Adobe's request OEM will replace the hardware and software comprising the OEM-Loaned Equipment with the most recent version thereof.

Terms and conditions related to the obligations of the parties concerning OEM-Loaned Equipment are set forth in Paragraph 3.4 ("OEM-Loaned Equipment and Related Materials") of the Agreement.

H. Software License Fee:

OEM shall pay Adobe a Software License Fee of U.S. [information redacted]## upon execution of this Appendix No. 2. [Information redacted]## of this fee is non-refundable under any circumstances. [Information redacted]## is refundable until the Adobe Software is accepted by OEM pursuant to Paragraph 3.2 ("Adobe Software Development") of the Agreement.

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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


APPENDIX NO. 2 Amiable Technologies Inc.                                       6

I. Applicable Royalties:

      (1) Advance Against Royalties.

OEM shall pay Adobe U.S. Fifty Thousand Dollars [information redacted]## as an Advance Against Royalties for this Appendix No. 1, upon the first commercial shipment of this Licensed System. This Advance Against Royalties is a non-refundable pre-payment of future royalties to be credited only against royalties due hereunder to Adobe for distribution or other disposal or use of Licensed Systems or Software Upgrades by OEM or its Subsidiaries through December 31, 1997. Thereafter, no portion of this fee shall be recoupable.

      (2) Royalties for Worldwide Distribution of Licensed Systems:

            a. Basis for Payments Hereunder. All royalties due to Adobe by OEM shall be paid in U.S. Dollars regardless of the location of the transaction or the type of currency used to consummate the transaction.

            b. When Royalties Are Earned. All royalties due hereunder shall be earned on the date OEM ships a Licensed System or Software Upgrade to its customers or upon the purchase of a license for a Licensed Use (as defined in Paragraph 1.19 ("Licensed Use") of the Agreement of the CPSI Application Object and Coded Font Programs by an End User.

            c. Licensed Use Royalties. The Licensed Use Royalties for the CPSI Application and for the Coded Font Programs described herein shall apply to all Licensed Systems, Software Upgrades and Coded Font Programs used internally by OEM or its Subsidiaries and to all Licensed Systems, Software Upgrades and Coded Font Programs sold, leased or otherwise disposed of by OEM or its Subsidiaries directly or indirectly to End Users. Royalties are calculated on a per Licensed Use basis and OEM shall ensure that it accounts for and pays royalties for each Licensed Use of the CPSI Application Object and Coded Font Programs. In addition, OEM shall ensure that only Licensed Systems installed by End Users who have purchased a Multiple Device Driver Version of the CPSI Application will have the capability to drive multiple Designated Output Devices.

            d. Method for Calculating the Average Suggested Retail Price for Designated Output Devices Described in Section B(2)(i) Above: Adobe recognizes that OEM may not have access to information regarding the model and status (whether new or existing) of the Designated Output Device in each Licensed System. As such, Adobe and OEM have agreed to use a specified weighted averaging of the suggested retail prices (hereinafter "Average SRP") for each of the Designated Output Devices listed in Section B(2)(i) ("Description of Computer System") above, and as further described in Schedule 2 ("Weighted Average SRP of Licensed Systems") herein.

OEM shall use the Average SRP, as described in Schedule 2, as the agreed price of the Designated Output Device component of the Licensed System when determining the Weighted Average SRP of a Licensed System to further calculate the Licensed Use royalties to be paid to Adobe for each distribution of a Licensed System hereunder. Such Licensed Use royalties are described in Section I(3) below. In the event that a new Designated Output

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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.


APPENDIX NO. 2 Amiable Technologies Inc.                                       7

Device is added to this Appendix by amendment (in accordance with the terms of Section B(2) above) the parties will mutually agree upon the specified weighted averaging of the suggested retail price of such new Designated Output Device component to be used when determining the Weighted Average SRP of the Licensed System.

The numerical basis for calculating the suggested retail price and specified weighted averaging, as set forth in Schedule 2, reflect mutually-agreed upon estimates. OEM and Adobe agree to review such estimates on an annual basis or when a new manufacturer's model of Designated Output Device is added to this Appendix and further agree, on a good faith basis, to make such adjustments in the aforementioned estimates to ensure accurate and correct reporting of all royalties. For the purpose of calculating royalties hereunder, the Average SRP for the Designated Output Device, cables and other required attachment hardware, and the additional software required to support the Designated Output Device, shall be used.

e. Minimum Guarantee for Licensed Use Royalties for CPSI Application and Coded Font Programs. OEM guarantees Adobe a total aggregate royalty of U.S. [information redacted]## during the twelve month period beginning upon first commercial shipment (hereinafter "Initial Guarantee Period"). The guaranteed payment of [information redacted]## for the Initial Guarantee Period shall be apportioned equally over the four calendar quarters with the first quarterly payment of [information redacted]## to be due upon first commercial shipment. Payment by OEM of [information redacted]## Advance Against Royalties described in Section I(1) above shall constitute the initial quarterly payment described in this Paragraph. The three subsequent U.S. [information redacted]## quarterly minimum payments for the Initial Guarantee Period shall be due in each of the following three quarters on the following dates: April 30, 1997; July 30, 1997; October 31, 1997. For the Initial Guarantee Period only, OEM shall be required to report but shall not pay any actual quarterly royalty payment that exceeds the quarterly guaranteed royalty of [information redacted]##. There will be no credit carried forward from quarter to quarter with respect to any portion of the minimum quarterly payments made by OEM during the Initial Guarantee Period.

Following the Initial Guarantee Period, OEM shall guarantee Adobe a total minimum of [information redacted]## of royalties described hereunder apportioned equally on a calendar quarter basis over a given twelve month period with payment due dates to occur at the end of the applicable calendar quarter of the then current year. Thereafter, on a quarterly basis, pursuant to Paragraph 7.5 ("Payment of Royalties") of the Agreement, OEM shall calculate the actual royalties owed Adobe hereunder and where the actual royalties exceed the quarterly minimum payment OEM shall pay Adobe, additionally to the guaranteed quarterly minimum, the difference between the actual and the guaranteed minimum royalties. Any amount paid by OEM in excess of the quarterly guaranteed minimum royalty shall be credited, but only towards the quarterly guaranteed minimum royalty due hereunder in any remaining quarter(s) of the then current annual period. No portion of a quarterly guaranteed minimum royalty payment shall be credited by OEM against future royalties owed to Adobe under the royalty provisions in this Appendix No. 1 except as described in this Section I(2)e.

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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

APPENDIX NO. 2 Amiable Technologies Inc.                                       8

      (3) Licensed Use Royalty for CPSI Application:

            a. Roman Versions. OEM shall bundle the Roman Initial Installation Coded Font Programs identified in Section J below with each Licensed System distributed hereunder (a "Roman Version"). OEM may also distribute a Roman Version bundled with the Roman Additional Coded Font Programs, as identified in Section K(1) below.

For each Roman Version of the Licensed System which is distributed or used internally (beyond the number of Licensed Uses provided royalty-free for Internal Use under Section I(6) below) by OEM or its Subsidiaries hereunder, OEM shall pay Adobe a per Licensed Use Royalty based on the Weighted Average SRP of a Licensed System using the following method of royalty calculation:

      Weighted                            Per Licensed Use
      Average SRP of a                    Royalty Based on
      Licensed System ("SRP")             % of SRP
      -----------------------             --------
      [Information redacted]##            [Information redacted]## of the SRP
                                          ($300 minimum)
      [Information redacted]##            [Information redacted]## minimum

            Example 1: OEM distributes a Single Device Driver Roman Version of a Licensed System under this Appendix with a Weighted Average SRP of the Licensed System of $8,571. OEM shall owe per Licensed Use royalties for the CPSI Application Object (not including the Licensed Use Royalty for Roman Additional Coded Font Programs) to Adobe as follows:

                  Per Licensed Use Royalty = [Information redacted]##

            Example 2: OEM distributes a Multiple Device Driver Roman Version of a Licensed System under this Appendix with a Weighted Average SRP of the Licensed System of $14,286. OEM shall owe per Licensed Use royalties for the CPSI Application Object (not including the Licensed Use Royalty for Roman Additional Coded Font Programs) to Adobe as follows:

                  Per Licensed Use Royalty = [Information redacted]##

            b. Japanese Versions. OEM agrees that with each Licensed System distributed for use in Japan (a "Japanese Version"), it shall bundle the same Roman Coded Font Programs as specified in Section I(3)a above for Roman Versions. Additionally, OEM shall bundle at least the first two (2) Coded Font Programs for Japanese Typefaces identified in Section K(2)b. However, if the resolution of the Designated Output Device is greater than 1200 dpi, then OEM shall bundle at least the first five (5) Coded Font Programs for Japanese Typefaces identified in Section K(2)b of this Appendix No. 2. OEM may also distribute a Japanese Version bundled with more than five (5) Coded Font Programs for Japanese Typefaces in any of the configurations as specified in Section K(2)b ("List of Coded Font Programs for Japanese Typefaces") below.

OEM is not required to bundle the Coded Font Programs for Japanese Typefaces with Licensed Systems distributed for use outside of Japan. However, if OEM decides to distribute Licensed Systems with Coded Font Programs for Japanese Typefaces for use outside of Japan, it shall bundle the Coded Font Programs for Japanese Typefaces in accordance with the above paragraph.

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## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

APPENDIX NO. 2 Amiable Technologies Inc.                                       9

For each Japanese Version of the Licensed System which is distributed or used internally by OEM or its Subsidiaries hereunder, OEM shall pay Adobe in accordance with the method of royalty calculations set forth in Section I(3)a above on a per Licensed Use royalty basis. OEM shall pay a separate royalty for the Roman Additional Coded Font Programs and the Coded Font Programs for Japanese Typefaces as described in Section I(5) ("Licensed Use Royalties for Coded Font Programs") below.

      (4) Software Upgrades. Where the parties determine that a Software Upgrade (as that term is defined in Paragraph 1.26 of the Agreement) improves the functional performance of the CPSI Application and/or Coded Font Programs and is therefore related to the CPSI Application, OEM shall pay Adobe a royalty on its Net Receipts from each CPSI related Software Upgrade, if any, equal to ten percent (10%) of OEM's Net Receipts from such Software Upgrade, plus the amounts due for any Coded Font Programs not already included in the unit being upgraded. Net Receipts means OEM's gross receipts (exclusive of amounts received for taxes, interest, finance charges, insurance, shipping and handling costs) from all distributions of Software Upgrades.

The per Licensed Use Royalty for Coded Font Programs not previously included in the unit being upgraded shall be determined in accordance with Section I(5) ("Licensed Use Royalties for Coded Font Programs") below for each Roman and Japanese Typeface which is part of the Software Upgrade. OEM may upgrade a Roman Version of a Licensed System to include Japanese Typefaces, as specified in Section K(2) below, but shall be precluded from licensing additional Japanese Typefaces as an aftermarket product for use with a Japanese Version of a Licensed System; provided, however, that additional Japanese Typefaces may be distributed with a Software Upgrade for use with an existing Japanese Version of a Licensed System.

      (5) Licensed Use Royalties for Coded Font Programs:

            a. Licensed Use Royalties for Roman Initial Installation Coded Font Programs. The seventeen (17) Roman Initial Installation Coded Font Programs specified in Section J of this Appendix and bundled with a Licensed System shall be royalty-free.

            b. Licensed Use Royalties for Roman Additional Coded Font Programs. OEM shall pay a per Licensed Use Royalty of [information redacted]## per Typeface for the Roman Additional Coded Font Programs specified in Section K(1) of this Appendix which are distributed or used internally by OEM or its Subsidiaries and bundled as part of a Licensed System or distributed unbundled as part of a Software Upgrade.

            c. Licensed Use Royalties for Coded Font Programs for Japanese Typefaces. For the Coded Font Programs for Japanese Typefaces described in Section K(2)b ("Coded Font Programs for Japanese Typefaces") which are distributed or used internally by OEM or its Subsidiaries and bundled as part of a Licensed System, and subject to the font minimums described in Section I(3)b above, OEM shall pay Adobe a per Typeface royalty for each Licensed Use of the Coded Font Programs for Japanese Typefaces as specified below.

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## The information contained in this portion of the agreement has been omitted
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request for confidential treatment.


APPENDIX NO. 2 Amiable Technologies Inc.                                      10

                  (i) Licensed Systems with Designated Output Devices which have a Maximum Resolution of <=1200 dpi. For Licensed Systems supporting a Designated Output Device with a maximum resolution less than or equal to 1200 dpi, the per Typeface royalty for internal use or distribution of the Coded Font Programs for Japanese Typefaces shall be calculated using the table below:

                 Licensed Use Royalties for Coded Font Programs for Japanese Typefaces for Designated Output Devices <= 1200 dpi

                          Japanese        Royalty
                          Font Bundle     per Font
                          -----------     --------
                          2 Fonts         [Information redacted]##
                          5 - 23 Fonts    [Information redacted]##

                  (ii) Licensed Systems with Designated Output Devices that are Capable of >1200 dpi. For Licensed Systems with a Designated Output Device capable of >1200 dpi, the per Typeface royalty for internal use or distribution of the Coded Font Programs for Japanese Typefaces shall be calculated using the table below:

                 Licensed Use Royalties for Coded Font Programs for Japanese Typefaces for Designated Output Devices > 1200 dpi

                          Japanese        Royalty
                          Font Bundle     per Font
                          -----------     --------
                          5 - 6 Fonts     [Information redacted]##
                          7 - 11 Fonts    [Information redacted]##
                          12 - 23 Fonts   [Information redacted]##

      (6) Licensed Use Royalties for Internal Use:

Except for Roman Additional Coded Font Programs and Coded Font Programs for Japanese Typefaces, OEM shall have no obligation to pay royalties to Adobe for up to one hundred fifty (150) not for resale Licensed Uses (cumulating all uses) when dedicated solely to the following uses:

            a. Internal use by OEM for the purpose of adding proposed new Designated Output Devices or new features to existing Designated Output Devices, testing Licensed Systems or performing training with respect to Licensed Systems; or

            b. Internal use by OEM's Remarketers for the purpose of testing Licensed Systems or performing training or feature demonstrations with respect to Licensed Systems.

OEM agrees to limit the functionality of all Licensed Systems used internally (in accordance with Sections I(6)a and I(6)b above) in a manner mutually agreed upon between Adobe and OEM prior to OEM's first commercial shipment of any such Licensed System for internal use.

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## The information contained in this portion of the agreement has been omitted
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request for confidential treatment.


APPENDIX NO. 2 Amiable Technologies Inc.                                      11

OEM shall pay Adobe the full Licensed Use royalties for the CPSI Application, except for such one hundred fifty (150) royalty-free Licensed Uses, used internally by OEM (or OEM's Remarketers). OEM shall pay Adobe the full Licensed Use royalties for Roman Additional Coded Font Programs and Coded Font Programs for Japanese Typefaces, for each internal use by OEM or OEM's Remarketers.

J. Roman Initial Installation Coded Font Programs:

Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters where appropriate, for the following Roman Initial Installation Coded Font Programs:

Identifying
Trademark                Typeface          Trademark Owner
---------                --------          ---------------
Helvetica                                  Linotype-Hell AG and/or its subsidiaries
Helvetica                Bold              Linotype-Hell AG and/or its subsidiaries
Helvetica                Oblique           Linotype-Hell AG and/or its subsidiaries
Helvetica                Bold Oblique      Linotype-Hell AG and/or its subsidiaries
Times                    Roman             Linotype-Hell AG and/or its subsidiaries
Times                    Bold              Linotype-Hell AG and/or its subsidiaries
Times                    Italic            Linotype-Hell AG and/or its subsidiaries
Times                    Bold Italic       Linotype-Hell AG and/or its subsidiaries
Symbol                                     (Public Domain)
Courier                                    (Public Domain)
Courier                  Bold              (Public Domain)
Courier                  Oblique           (Public Domain)
Courier                  Bold Oblique      (Public Domain)
Helvetica Narrow                           Linotype-Hell AG and/or its subsidiaries
Helvetica Narrow         Bold              Linotype-Hell AG and/or its subsidiaries
Helvetica Narrow         Oblique           Linotype-Hell AG and/or its subsidiaries
Helvetica Narrow         Bold Oblique      Linotype-Hell AG and/or its subsidiaries

K. Additional Coded Font Programs:

      (1) Roman Additional Coded Font Programs:

Adobe will provide the graphic characters specified in ISO 8859-1: 1987, Latin alphabet No. 1 and symbol characters as applicable, for the Roman Additional Coded Font Programs listed below.

Identifying
Trademark                Typeface          Trademark Owner
---------                --------          ---------------
ITC Avant Garde Gothic   Book              International Typeface Corporation
ITC Avant Garde Gothic   Book Oblique      International Typeface Corporation
ITC Avant Garde Gothic   Demi              International Typeface Corporation
ITC Avant Garde Gothic   Demi Oblique      International Typeface Corporation
ITC Bookman              Light             International Typeface Corporation
ITC Bookman              Light Italic      International Typeface Corporation
ITC Bookman              Demi              International Typeface Corporation
ITC Bookman              Demi Italic       International Typeface Corporation
New Century Schoolbook   Roman             Public Domain
New Century Schoolbook   Bold              Public Domain
New Century Schoolbook   Italic            Public Domain
New Century Schoolbook   Bold Italic       Public Domain


APPENDIX NO. 2 Amiable Technologies Inc.                                      12

ITC Zapf Chancery        Medium Italic     International Typeface Corporation
ITC Zapf Dingbats                          International Typeface Corporation
Palatino                 Roman             Linotype-Hell AG and/or its subsidiaries
Palatino                 Bold              Linotype-Hell AG and/or its subsidiaries
Palatino                 Italic            Linotype-Hell AG and/or its subsidiaries
Palatino                 Bold Italic       Linotype-Hell AG and/or its subsidiaries

After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for the Roman Additional Coded Font Programs without additional charge, subject to availability. These Bitmap Fonts can only be used in conjunction with a Licensed System.

      (2) Coded Font Programs for Japanese Typefaces:

            a. Coded Font Programs for Japanese Typefaces - Font Formats: Adobe will provide, at OEM's request, the Coded Font Programs for Japanese Typefaces in the following font formats under the following terms:

                  (i) Original Composite Fonts ("OCF") Format: Subject to availability, Adobe will provide the Adobe Standard Japanese Character Set, which includes JIS, Shift-JIS and EUC encodings of the JIS X 0208-1983 Level 1 and Level 2 characters, plus other characters and encodings as defined in Adobe's Kanli Glyph Collection and Glyph Sets Technical Note #5031, dated November 12, 1990, with the exception of generic characters listed therein, for the first fifteen (15) Coded Font Programs for Japanese Typefaces listed in Section K(2)b below. Generic characters listed therein are not typeface specific. Special character set encodings are not provided. OEM shall distribute the Coded Font Programs for Japanese Typefaces bundled with Japanese Version of the Licensed System, only in the configurations listed below. Adobe reserves the right to discontinue distribution and support of the OCF font format at its sole discretion. In the event that such OCF font format is discontinued by Adobe, Adobe will provide OEM with identical typefaces in the CID font format, as described below.

                  (ii) Character ID Fonts ("CID") Format: Subject to availability, Adobe will provide the Adobe Standard Japanese Character Set, which includes JIS, Shift-JIS, and EUC encodings of the JIS X 0208-1983 and JIS X 0208-1990 Level 1 and Level 2 characters, plus other characters and encodings as defined in Adobe's Adobe-Japan1-2 Character Collection for CID-Keyed Fonts Technical Note #5078 dated October 4, 1994, for the twenty three (23) Coded Font Programs for Japanese Typefaces in CID-keyed font format listed below. Generic characters listed therein are not typeface specific. Special character set encodings are not provided. OEM shall distribute the Coded Font Programs for Japanese Typefaces bundled with a Japanese Version of the Licensed System, only in the configurations listed in Section K(2)b below.

            b. List of Coded Font Programs for Japanese Typefaces: Adobe will provide the Coded Font Programs for Japanese Typefaces in the following configurations:

                  (i) The first two (2), as listed below; or

                  (ii) The first five (5), as listed below (for all Designated Output Devices >1200 dpi); or


APPENDIX NO. 2 Amiable Technologies Inc.                                      13

                  (iii) For Japanese Typefaces in the OCF font format, the first five (5), as listed below, plus any number and combination of additional typefaces listed below, up to a total of fifteen (15) typefaces; or

                  (iv) For Japanese Typefaces in the CID font format, the first five (5), as 1isted below, plus any number and combination of additional typefaces listed below, up to a total of twenty three (23) typefaces.

                                                               CID Fonts
       Identifying Trademark      Trademark Owner                Notes
       ---------------------      ---------------                -----

       Ryumin Light KL            Morisawa & Company, Ltd.        1
       Gothic Medium BBB          Morisawa & Company, Ltd.        1
       Futo Min A1O1              Morisawa & Company, Ltd.        1
       Futo Go B1O1               Morisawa & Company, Ltd.        1
       Jun 101                    Morisawa & Company, Ltd.        2
       Midashi Min MA31           Morisawa & Company, Ltd.        1
       Midashi Go MB31            Morisawa & Company, Ltd.        1
       Shinsei Kaisho CBSK1       Morisawa & Company, Ltd.        2
       Ryumin Medium M-KL         Morisawa & Company, Ltd.        1
       Ryumin Bold B-KL           Morisawa & Company, Ltd.        1
       Ryumin Ultra U-KL          Morisawa & Company, Ltd.        1
       Shin Gothic L              Morisawa & Company, Ltd.        2
       Shin Gothic M              Morisawa & Company, Ltd.        2
       Shin Gothic B              Morisawa & Company, Ltd.        2
       Shin Gothic U              Morisawa & Company, Ltd.        2
       Jun 34                     Morisawa & Company, Ltd.      2 and 3
       Jun 501                    Morisawa & Company, Ltd.      2 and 3
       Gothic MB101 Bold          Morisawa & Company, Ltd.      2 and 3
       Gothic MB1O1 Heavy         Morisawa & Company, Ltd.      2 and 3
       Gothic MB1O1 Ultra         Morisawa & Company, Ltd.      2 and 3
       Ryumin Regular R-KL        Morisawa & Company, Ltd.      1 and 3
       Ryumin Heavy H-KL          Morisawa & Company, Ltd.      2 and 3
       Shin Gothic R              Morisawa & Company, Ltd.      2 and 3

       NOTE #1:    Adobe Japan1-2 Character Collection for CID-Keyed Fonts
       NOTE #2:    Adobe Japan1-1 Character Collection for CID-Keyed Fonts
       NOTE #3:    Not available in OCF font format

Media: Encrypted and copy protected on CD ROM or magnetic media. Such Coded Font Programs for Japanese Typefaces will be distributed to End Users on mutually agreeable distribution media and will be encrypted and copy-protected against unauthorized duplication in a manner to be specified by Adobe. Special character set encodings are not provided.

OEM may not distribute additional Coded Font Programs for Japanese Typefaces in an unbundled form for the purpose of upgrading an existing Licensed System from one Japanese font configuration to another Japanese font configuration. If OEM desires to offer to customers additional Coded Font Programs for Japanese Typefaces to a Japanese Version of a Licensed


APPENDIX NO. 2 Amiable Technologies Inc.                                      14

System that has been purchased by an End User, it may license additional aftermarket fonts in retail product versions directly from Adobe or Morisawa to provide to OEM's End Users.

After receipt of written request from OEM, Adobe will provide the Macintosh compatible Bitmap Fonts for all of the Coded Font Programs for Japanese Typefaces listed above in this Section K. OEM may distribute these Bitmap Fonts without additional charge provided that they are used only in conjunction with a Licensed System.

L. Protection Mechanisms:

      (1) Adobe and OEM shall mutually agree on a license management mechanism which OEM shall utilize as a copy protection device in each Licensed System distributed under this Appendix and as a way of ensuring that use of the CPSI Application Object and Coded Font Programs is limited to Licensed Uses.

      (2) OEM shall implement the os_serialnumber () library procedure to guarantee that it returns a unique 32 bit identifier for the Licensed System.

      (3) Adobe and OEM shall mutually agree upon a secure production method for the Japanese font copy-protection keys.

      (4) All Coded Font Programs for Japanese Typefaces bundled with each Licensed System shall be keyed to such Licensed System's unique 32 bit identifier.

M. Designated Representatives:

      (1) Technically qualified OEM representative to respond to information requested by Adobe:

      Yuan Chang                          Phone (610) 521-6300
      Amiable Technologies Inc.           Fax (610) 521-0111
      International Plaza Two
      Suite 625
      Philadelphia, PA 19113-1518

      (2) Technically qualified Adobe representative to respond to information requested by OEM:

      Frances Jim                         Phone (408) 536-2562
      Adobe System Incorporated           Fax (408) 537-8011
      303 Almaden Blvd. (P-8)
      San Jose
      CA 95110-2704


APPENDIX NO. 2 Amiable Technologies Inc.                                      15

      (3) Adobe Contract Representative:

      David Rees                          Phone (408) 536-2828
      Adobe Systems Incorporated          Fax (408) 537-8053
      303 Almaden Blvd. (P-10)
      San Jose
      CA 95110-2702

      (4) OEM Contract Representative:

      Jim Chang                           Phone (610) 521-6300
      Amiable Technologies Inc.           Fax (610) 521-0111
      International Plaza Two
      Suite 625
      Philadelphia, PA 19113-1518

      IN WITNESS WHEREOF, the parties have caused this Appendix No. 2 to the Agreement to be signed by their duly authorized representatives.

ADOBE:                                    OEM:

ADOBE SYSTEMS INC.                        AMIABLE TECHNOLOGIES INC.

By: /s/ Frederick A. Schwedner            By: /s/ Yuan Chang
    --------------------------                --------------

Print                                     Print
Name: FREDERICK A SCHWEDNER               Name: Yuan Chang
      ---------------------------------         --------------------------------

       Sr. Vice President & General
       Manager
Title: Printing and Systems Division      Title: Vice President
       --------------------------------          -------------------------------

Date: FEB 7 1997                          Date: 1/30/97
      ---------------------------------         --------------------------------


APPENDIX NO. 2 Amiable Technologies Inc.                                      16

                                   Schedule 1

                       Software RIP Development Checklist


APPENDIX NO. 2 Amiable Technologies Inc.                                      17

Adobe Systems Incorporated                                          CPSI Product
                                                           Development Checklist
                                                                        05/08/95
================================================================================

OEM: Amiable Technologies, Inc.                 Product/RIP name: Photo PRINT

================================================================================
Purpose:

This checklist is designed to assist OEMs in identifying areas of common errors and omissions during product development. Completing this carefully will also help ensure that a product will pass through the Adobe PostScript Product Certification process smoothly.

================================================================================
Instructions:

o Check each box after the topic has been reviewed and the corresponding development verified.

o To the extent possible, questions require only a "Yes" or "No" answer. When a specific answer is expected for certification, it is underlined. Otherwise, either choice is valid. For example:

      "Does the serialnumber operator return a unique 32-bit
       identifier?            |_| Yes  |_| No"

o     Complete this checklist carefully.

      Discuss with your OEM Support Engineer any items which are unclear. Do not mark any topic as "not applicable" without consulting your support engineer.

o If the desired product design does not include the capability of producing multiple pages of output from a given job or somehow restricts the PostScript language programs acceptable to the product (e.g. accepts only EPS files), the design must be discussed in detail with your OEM Support Engineer before submitting this checklist.

o If there are any testing concerns regarding a particular output device, such as availability or other restrictions (e.g., expensive media), please attach a detailed description of these concerns for each output device to this checklist.

o If there are any scheduling concerns regarding the priority of certifying output devices or priority in certifying a particular product configuration (e.g., certifying a Roman version of the RIP before a Japanese version), please attach a detailed description of these concerns to this checklist.

o To begin the certification process, send to your assigned Adobe Project Manager the completed checklist along with all other required documentation (see the Deliverables section, page 12). Adobe QA will use this information to develop a product certification test plan. Incomplete paperwork will be returned to you for proper completion before the certification process can begin.

Note: "User" refers to someone using a publishing application to generate a PostScript language program which is delivered to the RIP and "Operator" refers to someone who manages the operation of the RIP.

================================================================================
Checklist completion sign-off:

The completion of the checklist must be acknowledged by the responsible individuals identified below:

o     OEM engineering manager:     /s/ Yu-Chung Chu       Date:    1-31-97
                                   --------------------        -----------------

o     OEM QA manager:              /s/ Chung Yuan         Date:    1-31-97
                                   --------------------        -----------------

Have you reviewed this checklist with your Adobe OEM Support Engineer?
                                                                  |_| Yes |X| No


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    1

================================================================================
General product information:

Has this RIP been previously certified by Adobe QA?               |_| Yes |X| No
If "Yes:"

  What was the completion date for certification?                 ______________
  What was the version of the Adobe Certification Test Suites
  used?                                                           ______________
  What was the CPSI version and revision?                         ______________
  Does the upgrade include changes to the setpagedevice code? |_| Yes |_| No Does the upgrade include changes to the engine driver code? |_| Yes |_| No Does the upgrade include any added or removed product
  features?                                                       |_| Yes |_| No
  Does the upgrade include OEM specific bug fixes?                |_| Yes |_| No
  Does the product support additional marking engines not
  included in the previous certification?                         |_| Yes |_| No

  If any of the above questions were answered "Yes," please detail the changes in a separate document and attach to this checklist.

  Is this an upgrade to the version and/or revision of the
  CPSI library?                                                   |_| Yes |_| No
  If "Yes:"

    What is the CPSI version and revision?                        ______________
    If this is the only change to the product, please fill out the next section, "Output device." The rest of the checklist, with the exception of the PPD section on page
    12, can be skipped.

  Is the product a Photoshop Plug-in?                             |_| Yes |X| No
  If "Yes:"

    Does the plug-in have the feature of previewing a
    specific page from a multiple-page test file?                 |_| Yes |_| No

    The plug-in product must be supplied to Adobe QA and have the ability to support multiple pages.

  Does the product generate output to a file in a specific
  File Format?                                                    |X| Yes |_| No
  If "Yes:"

    What is the generated file format? Photo PRINT format

    Is there a utility/application that can preview the test
    file?                                                         |X| Yes |_| No
    If "Yes:"

      Does the utility/application have the feature of
      previewing a specific page from a multiple-page test
      file?                                                       |X| Yes |_|No

      The preview utility must be supplied to Adobe QA and have the ability to support multiple pages.


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    2

================================================================================
Output device:

Does this product generate output directly on at least one
specific output device?                                           |_| Yes |X| No
If "Yes:"

  How many distinct output devices are supported?___________

  Complete a copy of the rest of this section for a representative device from each class of output devices. A separate file, outdev.pdf, has been provided along with checklist.pdf. This file contains only the "Output device" and "PostScript Printer Description (PPD) file(s)" sections.

  Consult with your OEM Support Engineer for help in selecting the representative devices.

If "No," explain CPST generates a true color Bitmap
  What output device will be used for hard copy test output?____________________

Device model(s)/name(s):________________________________________________________

Have you attached the output from the SPR procedure for the RIP configured
for this device?                                                  |_| Yes |_| No
(Execute "/SPR /ProcSet findresource /SPR get exec" to send the information to the back-channel.)

Device marking technology:

  |_| Xerography (write black)
  |_| Dye sublimation
  |_| Photographic (imagesetter)
  |_| Other:____________________________________________________________________
  |_| Xerography (write white)
  |_| Thermal
  |_| Photographic (slides, microfilm)
  |_| Ink jet
  |_| Electrostatic
  |_| Engraving

Halftoning (screening) technology:
  |_| Rational Tangent Screens (language default)
  |_| Adobe Brilliant Screens
  |_| Other:____________________________________________________________________
  |_| Adobe Accurate Screens
  |_| Custom threshold arrays:    |_| Type 3 |_| Type 6

Raster image attributes:
  Colorants:        |_| Black   |X| RGB   |_| CMY   |_| CMYK  |_| Other:________
  Bits per color:    Halftone:  |_| 1     |_| 2     |_| 4  Contone: |X| 8 |_| 10
  Type of device:               |_| Frame |_| Band
  Pixel color components:       |X| Interleaved in pixel  |_| Separated planes
                                |_| Other:______________
  Pixel order in memory:        |_| Big endian          |X| Little endian
                                |_| Other:______________
  Resolution(s):                |_| Fixed  |X| Continuous range
                                Min.: 1 x 1 dpi Max.: 3000 x 3000 dpi
                                List all other fixed resolutions:_______________
  Exclusive combinations:       |X| None   |_| List: ___________________________

Media
  Page size choices             |X| Fixed sizes  |_| Any size (variable)
  If Any size (variable):       Maximum size:    Width: _______   Height:_______
                                Minimum size:    Width: _______   Height:_______
                                Please list size in PostScript default user space units.

  Default page size             |X| Letter    |_| Other: _______________________


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    3

Supported compatibility ops: |_| None |X| List [name & PS dimension]: letter

________________________________________________________________________________

Other supported page sizes not included under
compatibility ops:           |_| None |X| List by name: Letter

________________________________________________________________________________

Types:                   |_| Paper  |_| Glossy    |_|Transparency |X| Other: n/a
Source(s):               |_| Trays (number:___)   |_| Manual feed
                         |_| Roll                 |X| Other: n/a
Default media input: n/a |_| Short-edge feed      |_| Long-edge feed
Page imaging:            |X| Once started, cannot |_| Can be stopped and
                             be stopped               restarted
Speed                    Monochrome:___________ per minute. Color: 1 per minute.

Is the graphics state changed when a particular media type is
chosen?                                                           |_| Yes |X| No

If "Yes," please identify media/graphics state combinations:____________________

________________________________________________________________________________

Is the resolution changed when a particular media size is chosen? |_| Yes |X| No If "Yes," please identify media/resolution combinations:________________________
________________________________________________________________________________

Is the raster image modified in any way after it has been generated by the
PostScript interpreter?                                           |X| Yes |_| No
If "Yes," what modifications are made?

  Black generation, undercolor removal? |_| No |X| Yes:________________________ Other color conversion/adjustment? |_| No |X| Yes:________________________
  Halftoning?                            |_| No |X| Yes:________________________
  Compression or other encoding?         |X| No |_| Yes:________________________
  Other?                                 |X| No |_| Yes:________________________

================================================================================
Minimum acceptable hardware platform for product:

  Processor:           |_| Manufacturer:_______________ |_| Model: 486+
                       |_| Clock:______________ MHz
  Bit/byte order:      |_| Big endian           |_| Little endian
                       |_| Other:_______________
  Floating point:      |_| Hardware standard    |_| Hardware optional
                       |_| Software only
  Minimum memory:      16 Mb             Minimum disk:      20 Mb
  ASICs/PixelBurst:    |_| Adobe:__________________________ |_| Other:__________

  Peripherals:         |_| 3.5" floppy          |_| 1/4" tape      |_| DAT tape
                       |X| Other: CD-ROM
  Packaging:           |_| Full workstation     |_| Software only
                       |_| Embedded controller  |_| Other:________________

================================================================================
Software platform:

  Operating system:  Win 95 or NT        Version/Vendor:________________________

  Filesystem:        _____________________________________  NFS:  |_| Yes |_| No

  Compiler:          _______________ Version: ____________  ANSI: |_| Yes |_| No

   Interpreter version:    2017      Revision:     108
   os_procedures you implement: |_| os_buildtime   |_| Other: os_serialnumber(),


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    4

================================================================================
General RIP operation:

  Does the end user explicitly launch the RIP application
  to process a job?                                               |_| Yes |X| No

  Is the RIP application launched automatically by the system?    |_| Yes |X| No

  Is the PostScript interpreter killed after each job?            |X| Yes |_| No

  If "Yes," special arrangements must be made with your Adobe
  Project Manager for product certification. Adobe strongly recommends against this for performance reasons. Most
  PostScript products leave the interpreter running to process a series of jobs.

  Can the RIP accept all files containing color information?      |X| Yes |_| No

  If "No," explain how the RIP deals with files containing
  color information:
     _______________________________________________

================================================================================
Test tools and back-channel log:

  Can an end user deliver programs (via scripts) to the
  product with PSTool?                                            |_| Yes |X| No

  If "No," what tool will be used for this purpose? Open File dialog box

    Please contact your Adobe Project Manager immediately if PSTool cannot be used. Certification test scripts require a tool with functionality similar to PSTool.

  The product must provide a mechanism for recording the output from the CPSIOutput and CPSIError call-back procedures so that results of tests that do not need to consume output media can be reviewed. PSTool can log the back-channel if it is connected directly to the interpreter.

  Can the message output from the interpreter be captured on
  disk?                                                           |X| Yes |_| No

  If output is written to a log file, are all subsequent
  messages concatenated?                                          |X| Yes |_| No

  Where is the message output from the interpreter saved? A working directory

================================================================================
Font support:

  FontType 42 support:  |X| Yes |_| No

  Roman: |X| Number: 13                    |_| Helvetica Narrow
                                           |_| Helvetica Condensed

  Japanese: |_|2 |_|5 |_|7 |_|12 |_|15     |_|Heisei Min/Go
            |_| Other:_________________________         |_| None

  If Japanese fonts are supported: Font technology |_| OCF |_| CID

================================================================================
Document processing:

  Are PostScript jobs stored by a spooler before being
  interpreted?                                                    |_| Yes |X| No

  Can jobs be forced to execute in the order in which they are
  received?                                                       |X| Yes |_| No

  Can the operator examine jobs which have failed?                |X| Yes |_| No

  Does the product accept jobs containing multiple pages?         |X| Yes |_| No

  If "No," please notify your Adobe Project Manager immediately to avoid potentially long delays in certifying the product due to the need for special test file preparation.

    Does the product restrict single-page jobs to conforming
    EPS files?                                                    |_| Yes |X| No

    If "Yes," does the product conform to the latest EPS
    specification for binary preview information?                 |X| Yes |_| No


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    5

    Are there any restrictions on single-page files beyond EPS
    conformance?                                                  |_| Yes |X| No
    If "Yes," please explain:_________________________________

  Does the product provide a page imposition capability?          |X| Yes |_| No

  Is the PostScript processed before it is delivered to the
  interpreter?                                                    |X| Yes |_| No
  If Yes:

    Are document structuring convention comments extracted and
    processed?                                                    |X| Yes |_| No

    Are DSC comments parsed in files without "%!PS-Adobe-x.y"?    |_| Yes |X| No

    Are DSC comments left in the job if not acted upon
    directly?                                                     |X| Yes |_| No

      There are some applications which do not properly conform to the DSC specification by assuming the presence of comments and consuming them from the data stream!

    Is the order of pages ever modified?                          |_| Yes |X| No

    Are low resolution images replaced by high resolution
    image data?                                                   |_| Yes |X| No

    Is the image replacement guided by the OPI comment
    convention?                                                   |_| Yes |X| No

    Any other processing of the job? No

================================================================================
PostScript program source for interpreter:

  Are PostScript programs read by the RIP directly from a disk
  file?                                                           |X| Yes |_| No
  Are PostScript programs read by the RIP directly from a
  network connection?                                             |_| Yes |X| No
  Are PostScript programs read from shared memory?                |_| Yes |X| No

================================================================================
Raster image marking:

  Is the raster image transferred directly from memory to the
  device?                                                         |X| Yes |_| No
  Is the raster image written to a disk file before being sent
  to the device?                                                  |X| Yes |_| No

================================================================================
Job workflow:

  Please summarize the overall job workflow from the user's application which generates PostScript programs to final media, even though some related questions may have been answered above. Attach a diagram if necessary. For example: "The print command in application sends the job to the spooler. The spooler connects to the RIP and sends the job to it. The RIP generates a raster image file on disk then a background process transfers the raster image to the imagesetter."

      The user can import postscript files into their drawings. The application launches CPSI to generate a low resolution thumbnail image. This is what the user will see on his/her screen. The user can position, resize, and mask this object. When the user goes to RIP, CPSI is run again to generate a high resolution image (based on the resolution of the output device). This larger image is generated in bands. Multiple postscript files are permitted in the drawing, which will cause CPSI to be launched once for each postscript object during RIP.

  What client(s) will be used for the purposes of certification?________________


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    6

================================================================================
User interface:

  Does the product have a user interface with which an
  operator can interact?                                          |X| Yes |_| No
  If Yes:

    Does the user interface report the current status of the
    RIP?                                                          |X| Yes |_| No

    Does the user interface report the progress of the current
    job?                                                          |X| Yes |_| No

    Can the operator shut down the RIP from the user interface?   |X| Yes |_| No

================================================================================
Communication facilities:

  Can the product receive jobs via AppleTalk?                     |_| Yes |X| No
  If "Yes:"
    Is the end of the job indicated exclusively be the
    end-of-file packet flag?                                      |_| Yes |_| No
      Under no circumstances may the product depend on the DSC
      comment "%%EOF" to indicate the end of a job.
    Does the product correctly process one-packet jobs?           |_| Yes |_| No
      To test this, send jobs with a single command or
      character.
  Can the product receive jobs via a serial connection?           |_| Yes |X| No
  Can the product receive jobs via a parallel/centronics
  connection?                                                     |_| Yes |X| No
  Can the product receive jobs via the Unix "lpr" command?        |_| Yes |X| No
  List other communication paths via which the interpreter can accept jobs:
    __________________________________________________________
  Can the user interrupt jobs which the interpreter has begun
  to execute?                                                     |X| Yes |_| No
  Is the interpreter killed if a job is interrupted?              |X| Yes |_| No

================================================================================
setpagedevice features:

  Have you chosen which setpagedevice keys from the Addendum
  to support?                                                     |X| Yes |_| No
  If a mandatory setpagedevice key is used, is the feature set
  as requested?                                                   |X| Yes |_| No
  If an optional setpagedevice key is used, is the feature set
  as requested?                                                   |X| Yes |_| No
  Have you received from Adobe assigned types for each
  "Details" dictionary?                                           |X| Yes |_| No
    If the product uses setpagedevice "Details" dictionaries,
    such as DeviceRenderingInfo, FaxOptions, FoldDetails, etc., an explicit /Type must be assigned and the keys approved by
    Adobe.
  Does your product code perform media matching instead of CPSI? |X| Yes |_| No Is /InputAttributes null? (If so, why?)______________________ |_| Yes |X| No Is the raster image discarded when "/OutputPage false" is
  specified?                                                      |X| Yes |_| No
  For roll-fed devices, are /Orientation and /PageOffset fully
  implemented?                                                    |_| Yes |X| No
    Note that setpageparams, pageparams, and setpage Level 1
    compatibility operators must be undefined unless both
    /Orientation and /PageOffset keys are implemented.
  Have you selected the setpagedevice policy for each
  supported key?                                                  |X| Yes |_| No
  Have you selected an /Install procedure?                        |X| Yes |_| No
  Have you installed /BeginPage and/or /EndPage procedures?       |X| Yes |_| No
  Are multiple copies produced as specified by #copies and
  /NumCopies?                                                     |_| Yes |X| No
  If "No," please explain:____________________________________

            A PostScript job always follows the settings of the including Photo PRINT job


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    7

  Does the copypage operator work as defined by the PLRM (Red
  Book)? |X| Yes |_| No If "No," please explain:___________________________________
  Have you chosen to support /ManualFeed?                         |X| Yes |_| No
  Are undefined pixels at the end of the scan line
  ignored/masked?                                                 |X| Yes |_| No
    When the requested raster image width is not a multiple of 32 bits then (a) round it up, (b) ensure that only the exact number of pixels is delivered to the output device, or (c) clear out the buffer beyond the end of the raster image width up to the 32-bit boundary. Otherwise there will be a strip of uninitialized data along the right edge of the raster image.

================================================================================
CPSI data structures:

  Is each field of the CPSIParameters data structure
  initialized explicitly?                                         |X| Yes |_| No
  Is each field of the CPSIConfiguration data structure
  initialized explicitly?                                         |X| Yes |_| No
  Have you had your Adobe OEM Support Engineer examine these
  structures?                                                     |_| Yes |X| No

================================================================================
Device parameters:

  Does each implemented parameter set match its Addendum
  description?                                                    |X| Yes |_| No

  Can each implemented parameter be read and written as
  specified?                                                      |X| Yes |_| No

================================================================================
Tuning:

  Output quality:

    Have you selected a DefaultHalftone for each halftoning
    device?                                                       |X| Yes |_| No
      (/DefaultHalftone<< ... >> /Halftone defineresource pop)
    Have you selected transfer functions for each colorant to
    linearize output?                                             |X| Yes |_| No
      (settransfer, setcolortransfer)
    Have you selected a black generation function?                |X| Yes |_| No
      The function can be included in the ColorRendering
      dictionary as a currentblackgeneration procedure which
      will be executed by the default setpagedevice/Install
      procedure (see imagesettercrd.ps for an example).
    Have you selected an under-color removal function?            |X| Yes |_| No
    Have you acquired a device-specific DefaultColorRendering?    |_| Yes |X| No
    Does the product support any other CRDs?                      |X| Yes |_| No
    If "Yes," list each CRD and when the CRD is invoked:
    Default, Monochrome, Apple Monitor

  Performance:

    Have you selected an optimal band height (for band devices
    only)?                                                        |X| Yes |_| No
      The band height may be changed as needed for different
      page size/resolution combinations.
    Have you selected optimal values for MaxSourceList and
    MaxDisplayList?                                               |X| Yes |_| No
    Have you selected an optimal value for MaxFontCache for
    Roman fonts?                                                  |_| Yes |X| No
    Have you selected an optimal value for MaxFontCache for
    Japanese fonts?                                               |_| Yes |X| No
    Have you selected optimal values for MaxFormCache,
    MaxPatternCache?                                              |_| Yes |X| No
    Are you satisfied with the performance of your product?       |_| Yes |X| No


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    8

================================================================================
Startup job:

  After completing "Tuning," check that the startup job does the following for each output device:

  Selects the GenericResourceDir and FontResourceDir system
  parameters?                                                     |_| Yes |X| No
  Establishes the DefaultHalftone for the output device?          |X| Yes |_| No
  Establishes the DefaultColorRendering for the output device?    |X| Yes |_| No
  undef's the unsupported media size operators?                   |X| Yes |_| No
  undef's the unsupported media tray operators?                   |X| Yes |_| No
  undef's the unsupported compatibility (statusdict) operators?   |X| Yes |_| No
  undef's unwanted definitions from userdict?                     |X| Yes |_| No
  Defines the /Printer/OutputDevice resource?                     |X| Yes |_| No
    The resource definition must accurately reflect the ranges of values or discrete values for the /PageSize and
    /HWResolution keys in order for the QA test suites to
    execute correctly.
  Defines the procedures to ignore CTRL-D and CTRL-Z
  characters?                                                     |X| Yes |_| No
  Defines a /SubstituteFont procedure in $error?                  |X| Yes |_| No
  Can access the substitute font?                                 |X| Yes |_| No
  Executes Sys/Start or the /initialize procedure from the
  Kanji ProcSet?                                                  |_| Yes |X| No
  Pre-loads the most commonly used set of fonts?                  |_| Yes |X| No
    Fonts which are not pre-loaded are re-loaded on demand by
    findfont for each job and possibly for each page if the
    job does not pre-load its fonts. The rasterized characters will remain in the font cache.
  Prints a start page, if required, based on the DoStartPage
  system parameter?                                               |_| Yes |X| No
  Sets minimum system parameter values to override persistant
  values?                                                         |_| Yes |X| No
  Defines or checks the accessibility of product-specific
  ProcSet(s)?                                                     |_| Yes |X| No
  No longer contains the debugging definitions of showpage and
  findfont?                                                       |X| Yes |_| No
  No longer contains the "REMINDER" procedure?                    |X| Yes |_| No
  Prints desired messages (%%[Startup
  job]%%,%%[HWOption: ...]%%)?                                    |X| Yes |_| No

  Are any standard operator/procedure definitions over-ridden
  in the product?                                                 |_| Yes |X| No
  If "Yes," please provide both a rationale and a description of the re-definitions so that the impact on product certification can be assessed.

================================================================================
License management:

  Use of the CPSI Application must be restricted to those instances for which the corresponding licenses have been obtained.

  Does the License Management Mechanism match executions to
  licenses?                                                       |X| Yes |_| No
  Does the serialnumber operator return a unique 32-bit
  identifier?                                                     |X| Yes |_| No
    Products which will support Japanese fonts must implement
    the os_serialnumber() runtime procedure so that the
    serialnumber PostScript operator delivers a unique serial
    number for each instance of the product.
  Have you checked that the application cannot be executed
  without a license?                                              |X| Yes |_| No

  Please summarize the method used:____________________________
  _____________________________________________________________

  Can a user obtain a replacement license if the mechanism
  fails?                                                          |X| Yes |_| No


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                    9

================================================================================
Resource installation and management:

  The product and its documentation must support the installation of additional resources.

  Is the PostScript file system emulation enabled?                |X| Yes |_| No
  Are the tools provided for a user to obtain and install
  Roman fonts?                                                    |_| Yes |X| No
  Are the tools provided for a user to obtain and install
  Japanese fonts?                                                 |_| Yes |X| No
  Are the tools provided for a user to obtain and install
  Forms, Patterns, etc.?                                          |_| Yes |X| No

================================================================================
Functionality check:

  Check the following items prior to submitting the product for certification.

  o  Media selection.
     |X| Check that each supported tray can be selected.
     |X| Check that each supported media size can be selected.
     |X| Check that each supported media type can be selected.
     |X| Check that each supported media weight can be selected

  o  Error handling.
     |_| Induce media jams on entry and ensure product continues. n/a
     |_| Induce media jams on exit and ensure product continues. n/a
     |X| Cancel jobs at each stage of processing (initializing, processing, printing).

  |X| Enumerate resources accessible in each category at installation time.
  |X| Check that new resources can be created from the interpreter and that they will persist across jobs.

  |_| Check that /NumCopies key properly produces the specified number of page copies. n/a
  |_| Check that /#copies userdict variable properly produces the specified number of page copies. n/a
  |X| Check that copypage operator work as defined by the PLRM (Red Book)?

  |_| For CMY/CMYK devices check that RGB colors are rendered appropriately. n/a |_| Check that the product continues to work correctly when a new job begins to arrive before the previous one completes its output. n/a

  o The PostScript Engineering Tests listed below are provided as part of the CPSI SDK. These tests are designed to help in development of the product and should be run successfully before attempting product certification. The Seybold Benchmarks and Seybold Color Screening Tests are general tests that may be purchased from Seybold at 1-800-565-2480. Do not send the output from these test files to Adobe. The output is for your information only.

 -------------------------------------------------------------------------------
 Engineering Tests                       Seybold
 -------------------------------------------------------------------------------
 |X|  edts001.ps    |X|   edts008.ps     Benchmarks:
 |X|  edts002.ps    |X|   edts009.ps     |_| ColorBrochure
 |X|  edts003.ps    |_|   edts010.ps     |_| DKRealBook (24 pg.)
 |X|  edts004.ps    |_|   edts011.ps     |_| LTFrontPage
 |X|  edts005.ps    |_|   edts012.ps     |_| MTClassPage
 |X|  edts006.ps    |_|   edts013.ps     |_| Musicians (4 seps)
 |X|  edts007.ps    |X|   edts014.ps     |_| ReportWithPix (3 pg.)
                                         |_| Trout (4 seps)
                                         |_| Ultibook (13 pg.)

                                         Color Screening Tests:
                                         |_| 133 Page |_| 150 Page |_| 175 Page
 -------------------------------------------------------------------------------

  |_| Repeat these tests for each supported resolution using one communication path.

  |_| Repeat these tests for each supported communication path at lowest resolution.


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                   10

================================================================================
Documentation:

  PostScript Language Reference Manual Addendum:

    Have you clearly marked the editorial changes in the
    Addendum template?                                            |X| Yes |_| No
    Do you have a plan for making the Addendum available to
    developers?                                                   |X| Yes |_| No
      Document formatting/style need not match the addendum
      template.
    Will you publish information on any non-standard
    PostScript commands?                                          |_| Yes |X| No
      Adobe recommends that you make such information available to third-parties who may wish to support your product's compatibility operators, or additional
      PostScript commands and ProcSets that you may have created for your product.

================================================================================
PostScript Printer Description (PPD) file(s):

  PPD(s):
    Is a PPD file applicable to this product?                     |_| Yes |X| No
    If "Yes," is the PPD file final for each output device?       |_| Yes |_| No
    If "No," when is the expected completion date: ____________
    If Japanese fonts are supported, will there be two
    separate PPD files for each output device (e.g., one PPD
    for Roman only and a second for both Roman and Kanji
    combined)?                                                    |_| Yes |_| No
                                                                     |_| n/a
    How many PPD files will be delivered with this
    product? _______________________
    Is each PPD entry consistent with the startup job and
    CPSIConfiguration?                                            |_| Yes |_| No

The following items are required for each PPD supplied:

  |_|  First line is "PPD-Adobe-x.y"
       "x.y" is the latest PPD specification version
  |_|  *ModelName unique across all PPDs.
  |_|  *NickName unique across all PPDs.
  |_|  *NickName, *ShortNickName less than 32 characters
  |_|  All necessary UIConstraints reversed?

  Main required keywords:

  |_| *Product
  |_| *FileVersion
  |_| *PCFileName
  |_| *ModelName
  |_| *FormatVersion
  |_| *LanguageEncoding
  |_| *PSVersion
  |_| *NickName

  Media Handling keywords required for each page size:

  |_| *PageSize
  |_| *ImageableArea
  |_| *PageRegion
  |_| *PaperDimension

  The following items should be checked in each PPD supplied:

  |_| Translation strings for media same in all entries?
  |_| Paper dimensions in PPD same as in Addendum?
  |_| ImageableAreas within BBox?
  |_| Query code present for keywords?
  |_| Error and status messages included?
  |_| All PostScript code in PPD tested?
  |_| PPD tested with Macintosh PS Printer Driver?
  |_| PPD tested with Windows PS Printer Driver?


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                   11

================================================================================
Deliverables:

The following items must be available in near final form and delivered to the Adobe Project Manager in order to begin the certification process:

|X|   Completed checklist. The checklist must be the latest version.

|X|   PostScript Language Reference Manual addendum. Draft form is acceptable.

|X|   SPR procedure output for each product configuration.

|X|   PPD(s) for each output device, if applicable.

|_|   User documentation, if available.

|_|   Any additional documentation requested throughout the checklist.

|_|   Start page, if supported.

================================================================================
Anticipated project completion schedule:

Please fill out ONLY the unshaded (white) areas. The remaining milestones will be discussed in conjunction with a product design review meeting or during a conference call with the assigned Adobe Project Manager.

If Japanese fonts are supported, will there be two certification cycles
(one cycle for Roman and a second cycle for Japanese)?            |_| Yes |_| No

If "Yes," supply the target dates for both cycles below.

--------------------------------------------------------------------------------
Milestones:                                   Target Date(s):   Actual Date(s):
--------------------------------------------------------------------------------

Product design review meeting:

--------------------------------------------------------------------------------

Receive test plan from Adobe:
Allow about 5-10 working days after
completed documents are received by Adobe.

--------------------------------------------------------------------------------

Deliver test plan results to Adobe for
certification:

--------------------------------------------------------------------------------

Target completion date for Adobe certification:
Allow about 5-21 working days after Adobe receives all output and logs as per test plan

--------------------------------------------------------------------------------

Review of test plan results completed by Adobe:

--------------------------------------------------------------------------------

Regression plan delivered to OEM:

--------------------------------------------------------------------------------

Deliver regression plan results to Adobe:

--------------------------------------------------------------------------------

Beta shipment approval:

--------------------------------------------------------------------------------

Adobe final certification:

--------------------------------------------------------------------------------

OEM's target rollout date for first customer shipment:
--------------------------------------------------------------------------------


================================================================================
Adobe Systems Incorporated, 1585 Charleston Road,
P.O. Box 7900, Mountain View, CA 94039-7900                                   12

                                   Schedule 2

                Specified Weighted Average Suggested Retail Price
                   (Weighted Average SRP of Licensed Systems)

(a) Designated Output Devices

                                                        Non-Cut                                             Weighted
                              Avg SRP                   Notional                  % Sales                   Avg SRP
                                                        Avg SRP *
Encad NovaJet Pro             [Information redacted]##  (N/A)                     [Information redacted]##  [Information redacted]##
Encad NovaCut                 [Information redacted]##  [Information redacted]##  [Information redacted]##  [Information redacted]##
Calcomp ComJet                [Information redacted]##  (N/A)                     [Information redacted]##  [Information redacted]##
HP 350C                       [Information redacted]##  (N/A)                     [Information redacted]##  [Information redacted]##
HP 750C                       [Information redacted]##  (N/A)                     [Information redacted]##  [Information redacted]##
Roland CamJet                 [Information redacted]##  [Information redacted]##  [Information redacted]##  [Information redacted]##
Graphtek SignJet Pro          [Information redacted]##  [Information redacted]##  [Information redacted]##  [Information redacted]##
Mutoh SpectraJet              [Information redacted]##  (N/A)                     [Information redacted]##  [Information redacted]##
Epson StyleWriter Pro         [Information redacted]##  (N/A)                     [Information redacted]##  [Information redacted]##
                                                                                                             -----------------------

Total Weighted Average SRP of Output Devices:                                                               [Information redacted]##
                                                                                                             -----------------------

*The Non-Cut Notional Average SRP values listed above are used to determine the Weighted Average SRP, where applicable, for those Designated Output Devices which have a non-royalty bearing optional paper cutting feature. Therefor, the Average SRP for these Designated Output Devices has been reduced by the value of that non-royalty bearing option for the purpose of calculation of the Weighted Average SRP.

(b) PhotoPrint (or Remarketer's brand version) Application   Agreed Avg SRP **

     (i)  Single Device Driver Version                  [Information redacted]##
     (ii) Multiple Device Driver Version                [Information redacted]##

**The Agreed Average SRP for the two versions of the CPSI Application, PhotoPrint (or Remarketer's brand version), represent the mutually-agreed values to be used for royalty calculations.

(c) Calculation of Weighted Average SRP of Licensed System:

      (i) Single Device Version of CPSI Application (PhotoPrint or Remarketer's
      brand version)                                    [Information redacted]##

      (ii) Multiple Device Version of CPSI Application (PhotoPrint or
      Remarketer's brand version)                       [Information redacted]##

This is the sum of the Agreed Average SRP of the CPSI Application and the Weighted Average SRP of the Designated Output Devices. These values are used in determining the Licensed Use royalty, not including the royalties for Additional Coded Fonts Programs, if any.

-------------------
## The information contained in this portion of the agreement has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

APPENDIX NO. 2 Amiable Technologies Inc.                                      18